Exhibit 99.1

GM Financial Automobile Leasing Trust 2018-2

Asset-Backed Notes

Sample Lease Agreed-Upon Procedures

Report To:

General Motors Financial Company, Inc.

GMF Leasing LLC

7 June 2018

Report of Independent Accountants on Applying Agreed-Upon Procedures

General Motors Financial Company, Inc.

GMF Leasing LLC

801 Cherry Street, Suite 3500

Fort Worth, Texas 76102

Re:	GM Financial Automobile Leasing Trust 2018-2 (the “Issuing Entity”)

Asset-Backed Notes (the “Notes”)

Sample Lease Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to by General Motors Financial Company, Inc. (“GMF”), GMF Leasing LLC (the “Depositor”), Barclays Capital Inc. (“Barclays”), Citigroup Global Markets Inc. (“Citi”), Mizuho Securities USA LLC (“Mizuho”) and SMBC Nikko Securities America, Inc. (“SMBC,” together with GMF, the Depositor, Barclays, Citi and Mizuho, the “Specified Parties”) solely to assist the Depositor with respect to certain information relating to a designated pool of automobile, light duty truck and utility vehicle leases (the “Leases”) and the corresponding leased vehicles relating to the Issuing Entity’s securitization transaction. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of the procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, GMF, on behalf of the Depositor, provided us with:

a.	Electronic data files:

i.	Labeled “GMALT 2018-2 Final Cut Data Tape_DIST v2.csv” and the corresponding record layout and decode information (the “Base Data File”) that GMF, on behalf of the Depositor, indicated contains information relating to the Leases as of 30 April 2018 (the “Cutoff Date” and “Reporting Period End Date”) and

ii.	Labeled “Copy of GMALT 2018-2 Sample Tape.xlsx” and the corresponding record layout and decode information (the “Supplemental Sample Data File,” together with the Base Data File, the “Provided Data Files”) containing tabs:

(1)	Labeled “Sample Tape” (the “Identification Sample File”) that GMF, on behalf of the Depositor, indicated contains information relating to the:

(a)	Loan account number,

(b)	Application number and

(c)	Vehicle identification number

(collectively, the “Identification Supplemental Characteristics”) corresponding to each Sample Lease (as defined in Attachment A) and

(2)	Labeled “ALD Sample Tape” (the “Asset Level Disclosure File”) that GMF, on behalf of the Depositor, indicated contains information relating to the:

(a)	Co-lessee present indicator,

(b)	Payment to income ratio and

(c)	FICO score – Schedule AL

(collectively, the “Additional Supplemental Characteristics,” together with the Identification Supplemental Characteristics, the “Supplemental Characteristics”) corresponding to each Sample Lease as of the Reporting Period End Date,

b.	A schedule and the corresponding record layout and decode information (the “Security Interest Mapping File”) that GMF, on behalf of the Depositor, indicated contains information relating to the lien holder or owner corresponding to each Sample Lease,

c.	Imaged copies of:

i.	The motor vehicle lease agreement and corresponding contract cure letter and/or amendment (collectively and as applicable, the “Lease Agreement”),

ii.	The certificate of title, application for title or guaranty of title, notice of lien, notice of security interest filing, vehicle ownership registration form, direct lien filing, electronic verification of title, title lien statement, notice of lien application, lien entry form or other related documents (collectively and as applicable, the “Title”),

iii.	Certain printed screen shots and payment histories from GMF’s servicing system (the “Servicing System Screen Shots”),

iv.	Certain printed screen shots and account summary information from GMF’s loan origination system (the “Origination System Screen Shots,” together with the Servicing System Screen Shots, the “System Screen Shots”),

c.	(continued)

v.	The borrower credit application or application for financing (the “Credit Application”) and

vi.	The agreement to provide insurance, binder of insurance, confirmation of accidental physical damage insurance, supplemental provisions, notice of requirement to provide insurance, insurance verification form, insurance coverage acknowledgement, agreement to furnish insurance policy, property insurance disclosure or other related documents (collectively and as applicable, the “Agreement to Provide Insurance,” together with the Lease Agreement, Title, System Screen Shots and Credit Application, the “Source Documents”)

that GMF, on behalf of the Depositor, indicated relate to each Sample Lease,

d.	The list of relevant characteristics (the “Sample Characteristics”) on the Data File (as defined in Attachment A), which is shown on Exhibit 1 to Attachment A, and

e.	Instructions, assumptions and methodologies, which are described in Attachment A.

The procedures included in Attachment A were limited to comparing, observing or recalculating certain information that is further described in Attachment A. The Depositor is responsible for the Provided Data Files, Security Interest Mapping File, Source Documents, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform and we have not performed any procedures other than those listed in Attachment A with respect to the Data File. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Provided Data Files, Security Interest Mapping File, Source Documents or any other information provided to us by GMF, on behalf of the Depositor, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion as to (a) the existence of the Leases, (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by GMF, on behalf of the Depositor, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the American Institute of Certified Public Accountants on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or

b.	Making any findings with respect to:

i.	Whether the origination of the Leases conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,

ii.	The value of the collateral securing the Leases,

iii.	Whether the originator of the Leases complied with federal, state or local laws or regulations or

iv.	Any other factor or characteristic of the Leases that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

This report is intended solely for the use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

7 June 2018

Attachment A Page 1 of 2

Procedures performed and our associated findings

1.	As instructed by GMF, on behalf of the Depositor, we randomly selected a sample of 150 Leases from the Base Data File (the “Sample Leases”). For the purpose of this procedure, GMF, on behalf of the Depositor, did not inform us as to the basis for how they determined the number of Sample Leases or the methodology they instructed us to use to select the Sample Leases from the Base Data File.

For the purpose of the procedures described in this report, the 150 Sample Leases are referred to as Sample Lease Numbers 1 through 150.

2.	As instructed by GMF, on behalf of the Depositor, we appended the information for each Sample Lease on the Base Data File with the corresponding Supplemental Characteristics, all as shown on the Supplemental Sample Data File. The Base Data File, as adjusted, is hereinafter referred to as the “Data File.”

3.	For each Sample Lease, we:

a.	Compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Data File, to the corresponding information located on, or to the corresponding information we recalculated using information located on, the Source Documents, subject to the instructions, assumptions and methodologies provided by GMF, on behalf of the Depositor, that are stated in the notes to Exhibit 1 to Attachment A. The Source Document(s) that we were instructed by GMF, on behalf of the Depositor, to use for each Sample Characteristic are shown on Exhibit 1 to Attachment A. All such compared information was in agreement.

b.	Observed the existence of a Title.

c.	Observed that “General Motors Financial Company, Inc.” or “ACAR Leasing Ltd. (or d/b/a)” was the named lien holder or owner, as shown on the Title, or that the lien holder has assigned the vehicle corresponding to such Sample Lease to “General Motors Financial Company, Inc.” or “ACAR Leasing Ltd. (or d/b/a),” as shown on the Title, subject to the additional instruction provided by GMF, on behalf of the Depositor, described in the succeeding paragraph.

For the purpose of this procedure, GMF, on behalf of the Depositor, instructed us to:

(i)	Ignore differences due to abbreviation, truncation or spelling errors and

(ii)	Note agreement in accordance with the decode information shown on Security Interest Mapping File, as applicable.

Attachment A Page 2 of 2

3.	(continued)

d.	Observed the existence of a Credit Application.

e.	Observed that the Origination System Screen Shots contained a credit bureau report summary.

f.	Observed that the Lease Agreement contained a consumer leasing disclosure statement.

g.	Observed the existence of an Agreement to Provide Insurance.

h.	Observed that the Origination System Screen Shots contained information in the co-app personal section for each Sample Lease with a co-lessee present indicator value of “true,” as shown on the Data File. We performed no procedures to determine the validity of any information contained in the co-app personal section of the Origination System Screen Shots.

Exhibit 1 to Attachment A Page 1 of 3

Sample Characteristics and Source Documents

Sample Characteristic	Source Document(s)	Note(s)

Loan account number	Lease Agreement and Servicing System Screen Shots	i.

Application number	Origination System Screen Shots	i.

Vehicle identification number	Lease Agreement, Title Certificate and Servicing System Screen Shots

Maturity date	(a) Lease Agreement and recalculation and (b) Servicing System Screen Shots	ii.

Original term to maturity	Lease Agreement and Servicing System Screen Shots

Monthly base rent payment	(a) Lease Agreement and (b) Servicing System Screen Shots or Servicing System Screen Shots and recalculation	iii.

Model type (new/used)	Lease Agreement and Servicing System Screen Shots	iv.

Vehicle make	Lease Agreement and Servicing System Screen Shots	v.

Vehicle model	Lease Agreement and Servicing System Screen Shots	v.

Vehicle year	Lease Agreement and Servicing System Screen Shots

Contract residual	Lease Agreement and Servicing System Screen Shots

Contract date	Lease Agreement	vi.

State	Servicing System Screen Shots

Lease commencement date	Servicing System Screen Shots

Remaining term to maturity	(a) Servicing System Screen Shots or (b) Servicing System Screen Shots and recalculation	vii.

Vehicle value (as of origination)	Servicing System Screen Shots

Payment to income ratio	Origination Screen Shots

Acquisition cost	Origination Screen Shots

FICO score	Origination Screen Shots

FICO score – Schedule AL	Origination Screen Shots

Contract rate	(a) Origination Screen Shots or (b) Origination Screen Shots and recalculation	viii.

Exhibit 1 to Attachment A Page 2 of 3

Notes:

i.	For identification purposes only.

ii.	For the purpose of comparing the maturity date Sample Characteristic for each Sample Lease, GMF, on behalf of the Depositor, instructed us to recalculate the maturity date by adding the:

a.	Original term to maturity to

b.	Lease commencement date,

both	as shown in the Lease Agreement, subject to the instructions described in the succeeding paragraphs of this note ii.

For the purpose of comparing the maturity date Sample Characteristic for each Sample Lease, GMF, on behalf of the Depositor, instructed us to note agreement if the maturity date value, as shown on the Data File, is the 1st of the month following a maturity date that falls on the 29th, 30th or 31st day of the month, as shown in the Lease Agreement.

For the purpose of comparing the maturity date Sample Characteristic for each Sample Lease, GMF, on behalf of the Depositor, instructed us to ignore differences of +/- 1 day.

iii.	For the purpose of comparing the monthly base rent payment Sample Characteristic for each Sample Lease, GMF, on behalf of the Depositor, instructed us to use the base rent value, as shown on the Servicing System Screen Shots, or, if the Servicing System Screen Shots did not contain the base rent value, GMF, on behalf of the Depositor, instructed us to recalculate the monthly base rent payment by subtracting the:

a.	Earned tax, as shown on the Data File, from

b.	Regular payment, as shown on the Servicing System Screen Shots.

iv.	For the purpose of comparing the model type (new/used) Sample Characteristic for each Sample Lease, GMF, on behalf of the Depositor, indicated that a model type (new/used) value of “new,” as shown on the Data File, corresponds to a model type (new/used) value of “demo,” as shown in the Lease Agreement.

v.	For the purpose of comparing the vehicle make and vehicle model Sample Characteristics for each Sample Lease, GMF, on behalf of the Depositor, instructed us to ignore differences due to abbreviation, truncation or spelling errors.

vi.	For the purpose of comparing the contract date Sample Characteristic for each Sample Lease, GMF, on behalf of the Depositor, instructed us to ignore differences of +/- 1 day.

Exhibit 1 to Attachment A Page 3 of 3

Notes: (continued)

vii.	For the purpose of comparing the remaining term to maturity Sample Characteristic for each Sample Lease (except for Sample Lease Numbers 110 and 139), GMF, on behalf of the Depositor, instructed us to use the Servicing System Screen Shots as the Source Document, subject to the instruction provided by GMF, on behalf of the Depositor, described in the succeeding paragraph of this note vii.

GMF, on behalf of the Depositor, indicated that certain of the System Screen Shots contained account activity which occurred after the Cutoff Date. For the purpose of comparing the remaining term to maturity Sample Characteristic for each Sample Lease, GMF, on behalf of the Depositor, instructed us to only consider account activity which occurred on or prior to the Cutoff Date.

For the purpose of comparing the remaining term to maturity Sample Characteristic for Sample Lease Numbers 110 and 139, GMF, on behalf of the Depositor, instructed us to recalculate the remaining term to maturity by subtracting the:

a.	Result of:

(1)	The difference in days (assuming a 360-day year) between the Cutoff Date and lease commencement date, as shown on the Servicing System Screen Shots,

(2)	Dividing the result obtained in (1) above by 30,

(3)	Adding 1 to the result obtained in (2) above,

(4)	Rounding the result obtained in (3) above to the nearest integer,

from

b.	Original term to maturity, as shown on the Servicing System Screen Shots.

viii.	For the purpose of comparing the contract rate Sample Characteristic for each Sample Lease (except for Sample Lease Numbers 9, 78, 81, 92, 99 and 113), GMF, on behalf of the Depositor, instructed us to use the Origination System Screen Shots as the Source Document.

For the purpose of comparing the contract rate Sample Characteristic for Sample Lease Numbers 9, 78, 81, 92, 99 and 113, GMF, on behalf of the Depositor, instructed us to recalculate the contract rate by:

a.	Multiplying the:

(1)	Contracted money factor, as shown on the Origination System Screen Shots, by

(2)	24 and

b.	Rounding the result obtained in a. above to the fourth decimal (XX.XXXX).

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by GMF, on behalf of the Depositor, that are described in the notes above.